SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2012

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2012, the Board of Directors of EnPro Industries, Inc. adopted a resolution expanding the size of the Board of Directors from eight to nine and elected Thomas M. Botts as a director of the company, effective August 1, 2012. Mr. Botts has been appointed to serve on the following committees of the Board of Directors: the Audit and Risk Management Committee, the Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee.

A press release issued by the company on August 1, 2012 announcing the election of Mr. Botts is filed as Exhibit 99.1 hereto.

Item 9.01	Exhibits

Exhibit 99.1 – Press Release dated August 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2012

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release of EnPro Industries, Inc. dated August 1, 2012

4